UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10093

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

U.S. Bond Enhanced Index Fund	October 31, 2011

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Few would apply the term “Goldilocks economy” to the past year, but the overall environment was neither too hot nor too cold for bond investors. Bond returns were generally favorable as economic concerns brought a renewed drop in long-term interest rates and drove particularly strong returns for long-term Treasuries. At the same time, the economy was not weak enough to derail corporate profits and undermine corporate bonds or other riskier sectors. Alongside the overall bond market, the U.S. Bond Enhanced Index Fund recorded a decent gain in the past six months, following weaker performance in the first half of our reporting period. Although our strategies to recoup fees were generally helpful, they did not quite compensate for fund expenses, and the fund slightly trailed the Barclays Capital U.S. Aggregate Index in both periods.

ECONOMY AND INTEREST RATES

U.S. economic growth slowed to a crawl early in 2011, partly in response to higher oil prices and supply disruptions from the Japanese earthquake and tsunami. While growth picked up somewhat in the third quarter, a political showdown in Washington over the federal debt ceiling drained consumer confidence and led to a fiscal stalemate and a downgrade of the U.S. government’s long-term credit rating. Worries grew that the U.S. might follow Europe into a “double dip” recession, although data late in the period suggested that the economy was continuing to expand, albeit at a meager pace that left unemployment at very high levels.

With fiscal policy effectively sidelined, investors kept a close eye on the Federal Reserve and its willingness and capacity to engage in further monetary stimulus. In late summer, Fed officials announced their intention to keep short-term interest rates near 0% for the next two years, and on September 21, a divided Federal Reserve policymaking committee announced a new round of monetary stimulus. Dubbed Operation Twist, the Fed’s plan involved trading $400 billion of its short-term Treasury holdings for longer-term issues in an effort to spur borrowing and aid the housing sector. The Fed also announced its intention to resume mortgage purchases. Many investors worried that lowering borrowing costs would accomplish little in the face of high unemployment, however.

Growing market uncertainty and a turn to high-quality fixed income assets led to a sharp reversal in bond yields during the latter half of the year. As the European debt crisis escalated and worries over the U.S. recovery grew, 10-year Treasury yields fell from a high of 3.72% in the first quarter of 2011 to near historic lows in late October. Very short-term Treasury bills hovered near 0% throughout the period and even briefly traded at negative yields on the secondary market as concerns about Europe peaked late in the period.

MARKET NEWS

Volatility within the financial markets and growing economic worries led to disparate effects across fixed income sectors. Undeterred by Standard & Poor’s downgrade of U.S. government debt in August, investors fled to the perceived safe haven of the Treasury market, helping long-term Treasuries post their best performance since the start of the financial crisis in 2008. Residential mortgage-backed securities (MBS), the largest segment of the U.S. investment-grade bond market, lagged somewhat as investors became increasingly concerned that Washington policy initiatives would result in increased mortgage prepayments. Conversely, debt issued directly by Fannie Mae, Freddie Mac, and other government agencies performed well. Commercial mortgage-backed securities (CMBS) recorded a modest loss over the past six months but a decent gain for the full-year period. Investment-grade bonds also performed well, as corporate balance sheets and profits generally remained strong even in the face of sluggish economic growth.

PORTFOLIO REVIEW

Your fund returned 4.83% in the 12 months ended October 31, 2011, with the bulk of the gains coming over the past six months. As shown in the Performance Comparison table, the fund slightly lagged the unmanaged Barclays Capital U.S. Aggregate Index due to fees. The fund’s net asset value (NAV) increased by $0.35 over the past six months, while dividends of $0.18 were $0.02 lower than in the previous six-month period.

The fund is designed for investors who want to benefit from broad exposure to investment-grade bonds. Its objective is to closely track the performance of the Barclays Capital U.S. Aggregate Index after fees, but we attempt to compensate for fund expenses by seeking modest additional returns through small variations in sector weightings. To a lesser extent, typically, we also employ what is referred to as “curve positioning” or “duration management”— adjustments in the mix of maturities of our holdings based on our view of interest rates. While our efforts as a whole boosted results relative to the benchmark over the past six months and year, we fell slightly short of our goal of compensating for expenses.

Our sector weighting decisions provided a modest boost to performance during the period, with overweight allocations to the securitized markets—MBS, CMBS, and asset-backed securities (ABS)—benefiting the most. MBS continue to offer attractive yields relative to Treasuries while offering ample liquidity, although investors have recently worried about the Obama administration’s changes to the existing Home Affordable Refinance Program (HARP), a federal program aimed at making it easier for homeowners who are underwater in their mortgages to refinance at lower rates. While a streamlined refinancing program would cause an increase in prepayments, we feel the potential impact on the MBS market would be limited and has already been substantially priced into the market.

We continue to overweight the ABS sector, which includes loans backed by assets such as credit card and car loan receivables. The sector has remained largely insulated from financial market turmoil due to solid fundamentals, a large composition of AAA securities, and high demand for shorter-term assets. While we remain overweight in CMBS, we marginally reduced our exposure during the period. The sector saw significant bouts of volatility during the last six months as higher-risk assets sold off in response to increasing global macroeconomic concerns. While we remain mindful of the volatility in the sector, CMBS continue to offer appealing yields and appear more attractively valued than other sectors after having lagged during the recent rally. Our focus on higher-quality CMBS aided results.

We slightly increased our overweight position in investment-grade corporate securities early in the year, as economic indicators suggested the economy was weathering the turmoil in the Middle East, the disaster in Japan, and other factors. By early summer, however, the global macroeconomic tone had shifted dramatically, and we decreased our overweight to the sector, with a particular emphasis on reducing our exposure to more volatile, longer-term issues.

Despite slowing economic growth and volatility in financial markets, however, U.S. corporate earnings have generally stayed healthy. Balance sheets remain strong, with record levels of cash and substantially decreased debt loads. Given these solid fundamentals, we took advantage of market volatility during the third quarter to once again increase our overweight to the sector—while keeping an emphasis on less volatile holdings. For example, we are underweight in issues maturing in 10 years or longer, and we have mostly been adding debt maturing within five years.

Finally, our overweight in Build America Bonds, which represent only roughly 1% of the benchmark, helped relative results. Designed as part of the U.S. government’s 2009 stimulus program, these bonds allowed states to issue federally subsidized, taxable debt. The program was not renewed at the end of 2010, however, and the bonds have since benefited from a scarcity premium as investors compete for their higher yields and relative security.

The portfolio’s duration increased modestly since our last report, meaning that the fund has become more sensitive to changes in interest rates. Our duration did not increase as much as the index’s, however, which weighed on performance somewhat as intermediate- and long-term interest rates declined markedly. The portfolio’s yield also decreased as a result of dividends declining slightly while the NAV increased.

OUTLOOK

As long-term Treasury yields have fallen to record lows, yields on higher-risk issues, such as corporate bonds, have become more attractive in comparison. At the same time, corporate profit growth has come down from peak levels, making analysis of balance sheets especially important. Although we still do not expect a “double dip,” a renewed recession would place strains on some issuers and result in further price declines, especially for higher-risk bonds. If the divergence in bond sector performance continues, investors may be well served by a highly diversified approach such as ours.

Respectfully submitted,

Robert M. Larkins
President of the fund and chairman of its Investment Advisory Committee

November 17, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

YIELD DATA CORRECTION

Due to a systems error, the 30-day SEC yield published in the April 30, 2011, semiannual report for the U.S. Bond Enhanced Index Fund was incorrect.

The correct 30-day SEC yield as of April 30, 2011, was 3.02%. We apologize for any inconvenience caused by this error.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

SEC yield (30 day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 10/31/11‡	10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡
NET ASSET VALUE					
Beginning of period	$ 11.38	$ 10.98	$ 10.03	$ 10.46	$ 10.44
Investment activities					
Net investment income	0.35	0.42	0.47	0.50	0.50
Net realized and unrealized gain (loss)	0.18	0.41	0.96	(0.43)(1)	0.02
Total from investment activities	0.53	0.83	1.43	0.07	0.52
Distributions					
Net investment income	(0.38)	(0.43)	(0.48)	(0.50)	(0.50)
NET ASSET VALUE					
End of period	**$ 11.53**	**$ 11.38**	**$ 10.98**	**$ 10.03**	**$ 10.46**

Ratios/Supplemental Data

Total return(2)	**4.83%**	**7.71%**	**14.46%**	**0.56%**	**5.17%**
Ratio of total expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	3.05%	3.75%	4.45%	4.74%	4.86%
Portfolio turnover rate	112.8%(3)	33.9%	25.7%	66.2%(3)	73.7%(3)
Portfolio turnover rate, excluding mortgage dollar roll transactions	96.6%	33.9%	25.7%	59.8%	69.8%
Net assets, end of period (in millions)	$ 1,189	$ 615	$ 450	$ 297	$ 254

‡ Per share amounts calculated using average shares outstanding method.

(1) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(3) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 3).

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 22.7%		
FINANCIAL INSTITUTIONS 8.8%		
Banking 5.8%		
Abbey National Treasury Services, 3.875%, 11/10/14 (1)	450	431
American Express, 8.125%, 5/20/19	590	759
American Express Credit, 5.30%, 12/2/15	1,250	1,372
American Express Credit, 5.875%, 5/2/13	150	160
American Express Credit, 7.30%, 8/20/13	175	192
Australia & New Zealand Banking, 3.70%, 1/13/15 (1)	250	262
Banc One, 7.625%, 10/15/26	4	5
Bank of America, 3.625%, 3/17/16	1,500	1,432
Bank of America, 3.75%, 7/12/16	560	535
Bank of America, 4.875%, 1/15/13	100	101
Bank of America, 5.65%, 5/1/18	1,825	1,806
Bank of America, 6.00%, 10/15/36	300	293
Bank of America, 7.375%, 5/15/14	450	480
Bank of New York Mellon, 1.50%, 1/31/14 (2)	300	303
Bank of New York Mellon, 5.45%, 5/15/19 (2)	340	383
Barclays Bank, 5.00%, 9/22/16 (2)	275	293
Barclays Bank, 5.125%, 1/8/20 (2)	300	314
Barclays Bank, 6.75%, 5/22/19 (2)	200	230
BB&T, 2.05%, 4/28/14	600	609
BB&T, 4.75%, 10/1/12	95	98
BB&T, 5.25%, 11/1/19	200	217
BB&T, 5.70%, 4/30/14 (2)	300	329
BNP Paribas, 3.60%, 2/23/16 (2)	400	401
BPCE, 2.375%, 10/4/13 (1)	700	682
Capital One Bank, 6.50%, 6/13/13	300	319
Capital One Financial, 2.125%, 7/15/14	540	539
Capital One Financial, 7.375%, 5/23/14	1,220	1,369

Charter One Bank, 6.375%, 5/15/12 (2)	200	203
Citigroup, 4.587%, 12/15/15	1,550	1,615
Citigroup, 5.375%, 8/9/20 (2)	1,450	1,547
Citigroup, 5.50%, 4/11/13	200	208
Citigroup, 5.50%, 10/15/14 (2)	2,475	2,655
Citigroup, 5.85%, 7/2/13	300	313
Citigroup, 6.00%, 2/21/12 (2)	13	13
Citigroup, 6.375%, 8/12/14	200	216
Citigroup, 6.50%, 8/19/13	300	318
Commonwealth Bank of Australia, 5.00%, 11/6/12 (1)	250	260
Commonwealth Bank of Australia, 5.00%, 10/15/19 (1)(2)	425	454
Countrywide Financial, 6.25%, 5/15/16 (2)	86	84
Credit Suisse First Boston (USA), 5.125%, 1/15/14 (2)	500	526
Credit Suisse First Boston (USA), 6.50%, 1/15/12 (2)	300	303
Credit Suisse First Boston (USA), 7.125%, 7/15/32	200	244
Credit Suisse Group, 5.30%, 8/13/19 (2)	300	323
Credit Suisse Group, 5.40%, 1/14/20 (2)	1,000	1,005
Deutsche Bank AG/London, 3.875%, 8/18/14 (2)	225	233
Fifth Third Bancorp, 3.625%, 1/25/16	1,000	1,027
Goldman Sachs, 3.625%, 2/7/16	2,600	2,580
Goldman Sachs, 3.70%, 8/1/15 (2)	350	351
Goldman Sachs, 5.625%, 1/15/17	400	417
Goldman Sachs, 6.00%, 5/1/14	155	166
Goldman Sachs, 6.15%, 4/1/18	1,525	1,625
Goldman Sachs, 6.60%, 1/15/12 (2)	657	663
Goldman Sachs, 6.75%, 10/1/37	455	438
Goldman Sachs Capital I, 6.345%, 2/15/34	50	47
HSBC Bank, 3.10%, 5/24/16 (1)	2,000	2,021
HSBC Bank USA, 4.625%, 4/1/14	550	570

HSBC Bank USA, 5.875%, 11/1/34	550	558
HSBC Holdings, 5.25%, 12/12/12	100	103
JPMorgan Chase, 2.60%, 1/15/16	1,000	987
JPMorgan Chase, 3.15%, 7/5/16	1,500	1,496
JPMorgan Chase, 4.625%, 5/10/21	1,900	1,934
JPMorgan Chase, 4.65%, 6/1/14 (2)	375	401
JPMorgan Chase, 4.75%, 5/1/13	175	184
JPMorgan Chase, 4.875%, 3/15/14	210	221
JPMorgan Chase, 5.75%, 1/2/13	130	136
JPMorgan Chase, 6.00%, 1/15/18	900	1,005
JPMorgan Chase, 6.30%, 4/23/19	295	333
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	250	249
KeyCorp, 3.75%, 8/13/15 (2)	500	514
Lloyds TSB Bank, 4.875%, 1/21/16 (2)	250	257
Lloyds TSB Bank, 6.50%, 9/14/20 (1)	600	566
Merrill Lynch, 5.00%, 1/15/15	1,200	1,210
Merrill Lynch, 6.22%, 9/15/26	100	93
Merrill Lynch, 6.40%, 8/28/17	400	405
Merrill Lynch, 6.875%, 4/25/18	200	208
Merrill Lynch, 6.875%, 11/15/18 (2)	65	66
Merrill Lynch, 7.75%, 5/14/38	150	151
Morgan Stanley, 3.80%, 4/29/16 (2)	1,405	1,359
Morgan Stanley, 4.00%, 7/24/15	300	298
Morgan Stanley, 4.75%, 4/1/14 (2)	975	979
Morgan Stanley, 5.625%, 1/9/12	250	250
Morgan Stanley, 6.25%, 8/9/26	175	180
Morgan Stanley, 6.625%, 4/1/18	2,450	2,558
National Australia Bank, 3.00%, 7/27/16 (1)(2)	1,400	1,410
NationsBank, 7.25%, 10/15/25	10	10

Nordea Bank, 4.875%, 5/13/21 (1)	800	707
Northern Trust, 3.45%, 11/4/20 (2)	260	262
Northern Trust, 6.50%, 8/15/18	400	477
PNC Bank, 4.875%, 9/21/17	250	265
PNC Funding, 2.70%, 9/19/16 (2)	1,350	1,369
PNC Funding, 6.70%, 6/10/19	300	360
Regions Financial, 5.75%, 6/15/15	205	197
Royal Bank of Canada, 1.45%, 10/30/14	1,700	1,707
Royal Bank of Scotland, 4.375%, 3/16/16	300	302
Royal Bank of Scotland, 5.625%, 8/24/20 (2)	550	561
Societe Generale, 2.50%, 1/15/14 (1)(2)	460	442
Standard Chartered, 3.85%, 4/27/15 (1)(2)	115	116
SunTrust Banks, 3.60%, 4/15/16	200	204
Svenska Handelsbanken, 4.875%, 6/10/14 (1)	400	423
Toronto-Dominion Bank, 2.50%, 7/14/16 (2)	1,080	1,106
U.S. Bancorp, 2.20%, 11/15/16	1,200	1,205
U.S. Bancorp, 4.20%, 5/15/14 (2)	430	463
U.S. Bank, 4.95%, 10/30/14	200	219
UBS Stamford, 2.25%, 8/12/13	250	249
UBS Stamford, 2.25%, 1/28/14	300	298
UBS Stamford, 4.875%, 8/4/20	250	257
Wachovia, 5.50%, 8/1/35	250	255
Wachovia, 5.75%, 2/1/18	3,575	4,069
Wachovia Bank, 4.875%, 2/1/15 (2)	150	159
Wells Fargo, 5.00%, 11/15/14	205	219
Wells Fargo, 5.125%, 9/1/12	350	360
Westpac Banking, 4.20%, 2/27/15	300	318
		69,029

Brokerage 0.3%		
Ameriprise Financial, 7.30%, 6/28/19	1,165	1,413
BlackRock, 5.00%, 12/10/19	500	550
Jefferies Group, 3.875%, 11/9/15	505	484
Jefferies Group, 5.875%, 6/8/14	80	83
Jefferies Group, 6.25%, 1/15/36	200	173
Raymond James Financial, 4.25%, 4/15/16 (2)	1,025	1,067
		3,770
Finance Companies 0.9%		
Discover Financial Servicers, 10.25%, 7/15/19	550	660
GATX, 4.85%, 6/1/21	1,150	1,143
GE Capital, 4.80%, 5/1/13 (2)	525	553
GE Capital, 5.00%, 1/8/16	1,000	1,090
GE Capital, 5.30%, 2/11/21 (2)	505	536
GE Capital, 5.50%, 1/8/20	400	448
GE Capital, 5.90%, 5/13/14	160	176
GE Capital, 6.00%, 6/15/12	500	516
GE Capital, 6.00%, 8/7/19	1,825	2,082
GE Capital, 6.75%, 3/15/32	1,320	1,561
SLM Corporation, 6.25%, 1/25/16	1,420	1,434
SLM Corporation, 8.45%, 6/15/18 (2)	300	319
		10,518
Insurance 1.2%		
ACE INA Holdings, 5.70%, 2/15/17 (2)	150	173
ACE INA Holdings, 5.90%, 6/15/19	150	177
Aflac, 3.45%, 8/15/15 (2)	190	196
Aflac, 8.50%, 5/15/19 (2)	350	440
Allstate, 6.125%, 12/15/32	150	177

American International Group, 4.25%, 9/15/14	1,500	1,477
Berkshire Hathaway Finance, 5.40%, 5/15/18 (2)	300	344
CNA Financial, 5.875%, 8/15/20	1,600	1,621
Lincoln National, 8.75%, 7/1/19	210	259
Markel, 7.125%, 9/30/19	425	488
MetLife, 4.75%, 2/8/21 (2)	1,000	1,087
MetLife, 5.375%, 12/15/12	400	416
MetLife Global Funding I, 5.125%, 6/10/14 (1)	160	173
New York Life Global Funding, 2.45%, 7/14/16 (1)(2)	1,350	1,384
Pacific Life, 6.00%, 2/10/20 (1)	460	496
Principal Financial Group, 8.875%, 5/15/19	225	285
Principal Life Global Funding I, 5.25%, 1/15/13 (1)	100	105
Principal Life Income Funding, 5.30%, 12/14/12	250	262
Prudential Financial, 3.00%, 5/12/16 (2)	1,000	1,015
Prudential Financial, 5.40%, 6/13/35	375	376
Prudential Financial, 6.20%, 1/15/15	90	99
Reinsurance Group of America, 5.00%, 6/1/21 (2)	1,405	1,445
The Travelers Companies, 3.90%, 11/1/20 (2)	140	147
The Travelers Companies, 6.25%, 6/15/37	225	283
UNUM Group, 5.625%, 9/15/20	150	164
WellPoint, 6.00%, 2/15/14	1,000	1,104
		14,193
Other Financial 0.0%		
CME Group, 5.40%, 8/1/13	300	321
		321
Real Estate Investment Trusts 0.6%		
AMB Property, 4.50%, 8/15/17	300	304
AMB Property, 6.625%, 12/1/19	355	379

Arden Realty, 5.25%, 3/1/15	115	121
AvalonBay Communities, 5.70%, 3/15/17	300	337
AvalonBay Communities, 5.75%, 9/15/16	110	124
Camden Property Trust, 4.625%, 6/15/21 (2)	1,000	995
Duke Realty, 6.25%, 5/15/13	134	141
ERP Operating, 5.25%, 9/15/14 (2)	125	135
ERP Operating, 5.375%, 8/1/16	105	116
Hospitality Properties Trust, 7.875%, 8/15/14	350	383
Kilroy Realty, 5.00%, 11/3/15	600	626
Regency Centers, 5.875%, 6/15/17	1,025	1,119
Simon Property Group, 5.75%, 12/1/15 (2)	650	725
Simon Property Group, 10.35%, 4/1/19	100	137
WEA Finance, 6.75%, 9/2/19 (1)	300	339
WEA Finance, 7.50%, 6/2/14 (1)	290	324
		6,305
Total Financial Institutions		104,136
INDUSTRIAL 11.6%		
Basic Industry 1.5%		
Air Products & Chemicals, 2.00%, 8/2/16	1,000	1,021
Air Products & Chemicals, 4.15%, 2/1/13	175	182
Air Products & Chemicals, 4.375%, 8/21/19 (2)	100	111
Allegheny Technologies, 5.95%, 1/15/21	1,170	1,273
Anglogold Ashanti Holdings, 5.375%, 4/15/20	1,000	998
Arcelormittal, 3.75%, 8/5/15 (2)	1,650	1,632
Arcelormittal, 5.375%, 6/1/13	325	339
Barrick Gold, 1.75%, 5/30/14 (2)	370	376
Barrick Gold, 5.80%, 11/15/34	800	855
Carpenter Technology, 5.20%, 7/15/21 (2)	1,300	1,282

Cliffs Natural Resources, 4.875%, 4/1/21 (2)	1,285	1,306
Dow Chemical, 4.25%, 11/15/20	985	1,022
Dow Chemical, 8.55%, 5/15/19	350	461
Du Pont de Nemours, 5.00%, 1/15/13	50	53
Du Pont de Nemours, 5.25%, 12/15/16 (2)	1,200	1,409
Inco Limited, 7.75%, 5/15/12	100	103
Lubrizol, 5.50%, 10/1/14	200	224
Newmont Mining, 6.25%, 10/1/39	400	505
Praxair, 4.05%, 3/15/21 (2)	1,000	1,078
Praxair, 5.25%, 11/15/14	350	392
Praxair, 6.375%, 4/1/12	104	107
Rio Tinto Finance, 4.125%, 5/20/21 (2)	1,000	1,072
Rio Tinto Finance, 6.50%, 7/15/18	325	392
Rio Tinto Finance, 8.95%, 5/1/14	315	373
Teck Resources, 6.00%, 8/15/40	600	675
Vale Overseas, 6.875%, 11/21/36 (2)	560	646
		17,887
Capital Goods 1.0%		
Caterpillar Financial Services, 1.375%, 5/20/14 (2)	1,000	1,010
Caterpillar Financial Services, 4.25%, 2/8/13 (2)	300	314
Caterpillar Financial Services, 4.75%, 2/17/15	175	194
Danaher, 1.30%, 6/23/14 (2)	300	304
Emerson Electric, 4.50%, 5/1/13	255	269
Holcim, 6.00%, 12/30/19 (1)	500	540
Honeywell International, 5.30%, 3/1/18	100	117
John Deere Capital, 5.35%, 1/17/12	300	303
John Deere Capital, 5.50%, 4/13/17 (2)	1,000	1,178
L-3 Communications, 4.95%, 2/15/21	1,000	1,001
Lockheed Martin, 6.15%, 9/1/36	100	121

Lockheed Martin, 7.65%, 5/1/16	250	309
Lockheed Martin, STEP, 5.72%, 6/1/40	63	74
Raytheon, 7.20%, 8/15/27	200	274
Republic Services, 3.80%, 5/15/18	600	629
Republic Services, 5.50%, 9/15/19	240	275
Roper Industries, 6.25%, 9/1/19	1,250	1,485
United Technologies, 5.375%, 12/15/17 (2)	700	821
United Technologies, 7.50%, 9/15/29	255	354
Waste Management, 6.10%, 3/15/18	400	469
Waste Management, 7.375%, 5/15/29	1,000	1,298
		11,339
Communications 2.9%		
Alltel, 7.00%, 3/15/16	11	13
America Movil, 2.375%, 9/8/16	450	454
America Movil, 5.50%, 3/1/14	350	381
America Movil, 5.625%, 11/15/17	100	118
America Movil, 6.125%, 3/30/40	1,175	1,409
America Movil, 6.375%, 3/1/35 (2)	300	363
American Tower, 5.90%, 11/1/21	1,500	1,663
American Tower, 7.25%, 5/15/19	500	593
American Tower Trust, 5.42%, 4/15/37 (1)	500	532
AT&T, 4.95%, 1/15/13	400	419
AT&T, 5.10%, 9/15/14	2,325	2,582
AT&T, 5.35%, 9/1/40 (2)	1,121	1,225
AT&T, 6.55%, 2/15/39	250	315
AT&T Broadband, 8.375%, 3/15/13	170	187
BellSouth, 6.875%, 10/15/31	21	26
British Sky Broadcasting, 6.10%, 2/15/18 (1)	300	336
Cellco Partners/Verizon Wireless, 5.55%, 2/1/14	330	362

Cellco Partners/Verizon Wireless, 8.50%, 11/15/18	400	540
Comcast, 6.95%, 8/15/37	540	689
Cox Communications, 6.25%, 6/1/18 (1)	1,000	1,174
Cox Communications, 7.125%, 10/1/12	150	158
Crown Castle Towers, 6.113%, 1/15/40 (1)	701	769
DIRECTV Holdings, 3.50%, 3/1/16	1,000	1,045
DIRECTV Holdings, 4.75%, 10/1/14	240	261
DIRECTV Holdings, 6.35%, 3/15/40	400	479
Discovery Communications, 4.375%, 6/15/21 (2)	1,550	1,643
Discovery Communications, 5.625%, 8/15/19 (2)	175	199
Grupo Televisa, 6.625%, 1/15/40 (2)	475	550
GTE Corporation, 6.94%, 4/15/28	15	19
GTP Acquisition Partners, 4.347%, 6/15/41 (1)	210	212
NBC Universal, 3.65%, 4/30/15	2,450	2,598
News America, 6.15%, 3/1/37	515	570
News America, 7.25%, 5/18/18	150	179
Omnicom Group, 4.45%, 8/15/20	2,175	2,276
Rogers Wireless, 6.375%, 3/1/14 (2)	300	334
SBA Tower Trust, 4.254%, 4/15/40 (1)	675	713
Telecom Italia Capital, 5.25%, 11/15/13	250	254
Telecom Italia Capital, 6.175%, 6/18/14	1,385	1,407
Telefonica Emisiones, 3.992%, 2/16/16	1,270	1,251
Telefonica Emisiones, 5.855%, 2/4/13 (2)	250	259
Telefonica Emisiones, 5.877%, 7/15/19 (2)	260	272
Thomson Reuters, 6.50%, 7/15/18	650	779
Time Warner Cable, 7.50%, 4/1/14 (2)	155	176
Time Warner Entertainment, 8.375%, 3/15/23	1,250	1,636
Travel Channel, 3.55%, 1/15/15 (1)	465	488
Verizon Communications, 5.50%, 2/15/18	300	348

Verizon Communications, 5.55%, 2/15/16	100	116
Verizon Communications, 6.35%, 4/1/19	1,350	1,662
Verizon Communications, 6.90%, 4/15/38	200	263
Vodafone, 5.625%, 2/27/17	150	177
Vodafone Airtouch, 7.875%, 2/15/30	10	15
		34,489
Consumer Cyclical 1.6%		
American Honda Finance, 3.50%, 3/16/15 (1)	200	209
American Honda Finance, 4.625%, 4/2/13 (1)	400	419
Costco Wholesale, 5.50%, 3/15/17	200	240
CVS Caremark, 4.125%, 5/15/21 (2)	1,000	1,071
Daimler Finance North America, 1.875%, 9/15/14 (1)	1,120	1,108
DaimlerChrysler North America, 8.50%, 1/18/31	100	144
Home Depot, 5.40%, 3/1/16 (2)	1,200	1,380
Hyatt Hotels, 5.75%, 8/15/15 (1)	400	429
Hyundai Capital America, 3.75%, 4/6/16 (1)(2)	350	348
Johnson Controls, 1.75%, 3/1/14	796	806
Lowe's Companies, 5.00%, 10/15/15 (2)	250	284
Macy's, 5.35%, 3/15/12	200	202
McDonald's, 4.875%, 7/15/40 (2)	600	692
McDonald's, 5.30%, 3/15/17 (2)	125	147
Nordstrom, 4.75%, 5/1/20	1,000	1,093
O'Reilly Automotive, 4.875%, 1/14/21	700	727
RCI Banque, 3.40%, 4/11/14 (1)	325	318
RCI Banque, 4.60%, 4/12/16 (1)	225	220
Staples, 9.75%, 1/15/14	150	172
Target, 5.875%, 3/1/12 (2)	100	102
Target, 5.875%, 7/15/16 (2)	1,250	1,475
Time Warner, 4.70%, 1/15/21 (2)	2,075	2,238

VF Corporation, 3.50%, 9/1/21 (2)	425	431
Wal-Mart Stores, 3.25%, 10/25/20	800	835
Wal-Mart Stores, 5.25%, 9/1/35	450	528
Walt Disney, 1.35%, 8/16/16	1,350	1,351
Wesfarmers, 2.983%, 5/18/16 (1)	1,160	1,173
Yum! Brands, 5.30%, 9/15/19	400	450
		18,592
Consumer Non-Cyclical 1.9%		
Altria Group, 4.75%, 5/5/21	1,000	1,077
Altria Group, 8.50%, 11/10/13 (2)	350	401
AmerisourceBergen, 4.875%, 11/15/19	1,710	1,888
Amgen, 2.30%, 6/15/16	550	563
Amgen, 5.75%, 3/15/40	900	1,108
Anheuser-Busch InBev, 6.875%, 11/15/19	1,340	1,703
Bestfoods, 6.625%, 4/15/28	5	7
Bottling Group, 4.625%, 11/15/12	100	104
Bristol-Myers Squibb, 6.80%, 11/15/26	6	8
Bunge Limited Finance, 5.10%, 7/15/15	115	122
Bunge Limited Finance, 8.50%, 6/15/19	265	324
Bunge North America Finance, 5.90%, 4/1/17	200	218
Cardinal Health, 5.50%, 6/15/13	140	150
Cardinal Health, 5.80%, 10/15/16	1,000	1,157
Church & Dwight, 3.35%, 12/15/15	130	135
Coca-Cola Enterprises, 4.25%, 3/1/15	210	230
Coca-Cola Enterprises, 8.50%, 2/1/12	15	15
Diageo Capital, 5.20%, 1/30/13	225	238
Eli Lilly, 4.20%, 3/6/14	280	302
Express Scripts, 3.125%, 5/15/16 (2)	1,285	1,319
Express Scripts, 6.25%, 6/15/14	180	199

General Mills, 1.55%, 5/16/14	1,000	1,013
General Mills, 5.70%, 2/15/17	200	234
Johnson & Johnson, 5.85%, 7/15/38	350	461
Kraft Foods, 5.375%, 2/10/20	1,200	1,395
Kroger, 5.00%, 4/15/13	200	210
Kroger, 7.50%, 1/15/14	150	169
Life Technologies, 3.50%, 1/15/16	900	916
Medtronic, 5.55%, 3/15/40	300	368
Novartis Capital, 4.40%, 4/24/20 (2)	350	397
PepsiAmericas, 4.875%, 1/15/15	125	140
PepsiCo, 4.65%, 2/15/13	200	210
PepsiCo, 7.90%, 11/1/18	43	57
Pernod-Ricard, 4.45%, 1/15/22 (1)	1,035	1,067
Pfizer, 5.35%, 3/15/15	350	398
Philip Morris International, 6.875%, 3/17/14	350	398
Reynolds American, 7.25%, 6/1/13	1,325	1,437
Roche Holdings, 5.00%, 3/1/14 (1)	286	313
SABMiller, 6.50%, 7/15/18 (1)	150	176
Safeway, 5.00%, 8/15/19	335	365
Sanofi Aventis, 1.625%, 3/28/14	600	612
Sysco, 5.25%, 2/12/18	125	146
Teva Pharmaceutical Finance III, 1.70%, 3/21/14	500	504
		22,254
Energy 1.5%		
Apache, 3.625%, 2/1/21 (2)	1,000	1,063
Apache, 6.00%, 1/15/37	200	262
BP Capital Markets, 2.248%, 11/1/16	1,200	1,207
BP Capital Markets, 4.75%, 3/10/19 (2)	475	528
Canadian Natural Resources, 6.25%, 3/15/38 (2)	950	1,192

Industrial Other 0.0%		
President & Fellows of Harvard University, 3.70%, 4/1/13	300	313
		313
Technology 0.6%		
Broadcom, 2.375%, 11/1/15	120	123
Cisco Systems, 5.50%, 2/22/16 (2)	1,175	1,366
Fiserv, 3.125%, 6/15/16	300	306
Hewlett-Packard, 1.55%, 5/30/14	490	492
Hewlett-Packard, 5.40%, 3/1/17	450	506
IBM, 1.25%, 5/12/14	1,000	1,015
IBM, 5.60%, 11/30/39	10	13
IBM, 6.50%, 1/15/28	11	14
IBM, 8.375%, 11/1/19	100	141
Motorola, 8.00%, 11/1/11	75	75
Oracle, 6.50%, 4/15/38	300	404
Verisk Analytics, 5.80%, 5/1/21	1,000	1,102
Xerox, 5.50%, 5/15/12	50	51
Xerox, 5.65%, 5/15/13	375	397
Xerox, 6.35%, 5/15/18 (2)	1,140	1,311
Xerox, 8.25%, 5/15/14	135	154
		7,470
Transportation 0.6%		
BAA Funding, 4.875%, 7/15/23 (1)	1,120	1,175
Burlington Northern Santa Fe, 4.70%, 10/1/19	525	579
Burlington Northern Santa Fe, 5.40%, 6/1/41	1,000	1,151
Burlington Northern Santa Fe, 5.65%, 5/1/17	90	104
Burlington Northern Santa Fe, 6.15%, 5/1/37 (2)	100	124
Canadian National Railway, 6.25%, 8/1/34	95	120

Canadian Pacific Railroad, 7.25%, 5/15/19	125	154
Continental Airlines, 4.75%, 7/12/22 (2)	215	215
Delta Air Lines, ETC, 4.95%, 5/23/19 (2)	207	209
ERAC USA Finance, 4.50%, 8/16/21 (1)(2)	320	325
ERAC USA Finance, 5.25%, 10/1/20 (1)	375	403
FedEx, 9.65%, 6/15/12	200	211
Norfolk Southern, 5.59%, 5/17/25	48	55
Norfolk Southern, 7.25%, 2/15/31	52	70
Norfolk Southern, 7.70%, 5/15/17	200	252
Southwest Airlines, 6.50%, 3/1/12	75	76
Union Pacific, 4.00%, 2/1/21	600	637
Union Pacific, 4.75%, 9/15/41 (2)	935	985
		6,845
Total Industrial		137,451
UTILITY 2.3%		
Electric 1.5%		
Alabama Power, 5.50%, 10/15/17	100	118
Allegheny Energy Supply, 6.75%, 10/15/39 (1)(2)	590	661
Appalachian Power, 7.95%, 1/15/20 (2)	350	458
Black Hills, 6.50%, 5/15/13	50	53
Carolina Power & Light, 6.30%, 4/1/38	100	136
CenterPoint Energy Houston Electric, 6.95%, 3/15/33	100	133
Consolidated Natural Gas, 5.00%, 3/1/14	200	216
Consolidated Natural Gas, 6.25%, 11/1/11	15	15
Dominion Resources, 5.20%, 8/15/19 (2)	810	933
Duke Energy Carolina, 5.30%, 2/15/40	725	894
EDP Finance, 4.90%, 10/1/19 (1)	325	264
Entergy Louisiana, 5.40%, 11/1/24	175	197

Exelon Generation, 6.25%, 10/1/39 (2)	205	247
FirstEnergy Solutions, 4.80%, 2/15/15	260	280
Florida Power, 6.35%, 9/15/37	170	228
FPL Group Capital, 5.35%, 6/15/13	300	319
Georgia Power, 5.25%, 12/15/15	200	229
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	240	241
Kansas Gas & Electric, 6.70%, 6/15/19 (1)	155	189
MidAmerican Energy Holdings, 6.125%, 4/1/36	170	211
National Rural Utilities Cooperative Finance, 3.875%, 9/16/15	150	162
Nevada Power, 6.65%, 4/1/36	400	532
Niagara Mohawk, 4.881%, 8/15/19 (1)	1,585	1,746
Northeast Utilities, 5.65%, 6/1/13	200	213
Northern States Power, 5.25%, 7/15/35	145	174
NSTAR Electric, 4.875%, 4/15/14	100	109
Ohio Power, 5.375%, 10/1/21 (2)	450	516
Pacific Gas & Electric, 5.625%, 11/30/17	150	178
PacifiCorp, 6.25%, 10/15/37	90	119
PECO Energy, 5.35%, 3/1/18 (2)	75	88
PECO Energy, 5.95%, 10/1/36	150	179
PPL Energy Supply, 6.40%, 11/1/11	50	50
PPL WEM Holdings, 3.90%, 5/1/16 (1)	1,500	1,601
Progress Energy, 5.625%, 1/15/16	500	572
PSEG Power, 2.75%, 9/15/16 (2)	225	225
Public Service Company of Colorado, 7.875%, 10/1/12	150	160
Public Service Electric & Gas, 5.375%, 11/1/39 (2)	250	311
Public Service Electric & Gas, 5.70%, 12/1/36 (2)	180	231
San Diego Gas & Electric, 6.125%, 9/15/37	170	227
Southern California Edison, 4.15%, 9/15/14	280	303
Southern California Edison, 4.65%, 4/1/15	200	221

Southern Company, 1.95%, 9/1/16 (2)	535	539
Southern Company, 4.15%, 5/15/14	90	97
Southern Power, 5.15%, 9/15/41	1,000	1,041
Tampa Electric, 6.15%, 5/15/37	700	909
Virginia Electric & Power, 6.00%, 5/15/37 (2)	250	321
West Penn Power, 5.95%, 12/15/17 (1)	200	236
Xcel Energy, 4.70%, 5/15/20	375	426
		17,508
Natural Gas 0.8%		
AGL Capital, 5.25%, 8/15/19	210	233
Atmos Energy, 8.50%, 3/15/19	105	141
Boardwalk Pipelines, 5.50%, 2/1/17	300	326
Buckeye Partners, 4.875%, 2/1/21	1,000	1,057
Buckeye Partners, 5.50%, 8/15/19	310	340
Buckeye Partners, 6.05%, 1/15/18	140	157
DCP Midstream, 4.75%, 9/30/21 (1)	710	721
Enbridge, 4.90%, 3/1/15	150	164
Enbridge, 5.80%, 6/15/14	85	93
Enbridge Energy Partners, 5.20%, 3/15/20	225	249
Enbridge Energy Partners, 5.50%, 9/15/40	400	439
Enterprise Products Operations, 7.55%, 4/15/38	350	472
Kinder Morgan Finance, 5.70%, 1/5/16	175	178
Magellan Midstream Partners, 4.25%, 2/1/21	325	338
Magellan Midstream Partners, 6.55%, 7/15/19	85	100
NiSource Finance, 6.125%, 3/1/22	1,310	1,516
NuStar Logistics, 4.80%, 9/1/20	275	285
Plains All American Pipeline, 5.75%, 1/15/20 (2)	450	505
Sempra Energy, 6.50%, 6/1/16	1,300	1,527
Southeast Supply Header, 4.85%, 8/15/14 (1)	150	158

Southern California Gas, 5.75%, 11/15/35	140	174
Spectra Energy Capital, 5.65%, 3/1/20	100	112
Williams Partners, 4.125%, 11/15/20	140	144
Williams Partners, 5.25%, 3/15/20	600	668
		10,097
Other Utility 0.0%		
Veolia Environnement, 6.00%, 6/1/18	200	222
		222
Total Utility		27,827
Total Corporate Bonds (Cost $254,884)		269,414

ASSET-BACKED SECURITIES 2.2%

Car Loan 1.6%		
Ally Auto Receivables Trust Series 2011-2, Class A4 1.98%, 4/15/16	965	989
Ally Auto Receivables Trust Series 2011-3, Class A4 1.61%, 5/16/16	2,500	2,529
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16	1,500	1,507
AmeriCredit Automobile Receivables Trust Series 2010-1, Class C 5.19%, 8/17/15	335	349
BMW Vehicle Owner Trust Series 2011-A, Class A4 1.03%, 2/26/18	1,395	1,387
CarMax Auto Owner Trust Series 2010-1, Class A4 2.40%, 4/15/15	700	717

CarMax Auto Owner Trust Series 2011-1, Class A4 2.16%, 9/15/16	1,125	1,159
CarMax Auto Owner Trust Seires 2011-2, Class A4 1.35%, 2/15/17	2,475	2,474
Ford Credit Auto Lease Trust Series 2011-A, Class A3 1.03%, 7/15/14	1,415	1,418
Ford Credit Auto Lease Trust Series 2011-A, Class A4 1.34%, 9/15/14	1,285	1,292
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	916	934
Ford Credit Auto Owner Trust Series 2011-A, Class A4 1.65%, 5/15/16	1,455	1,482
Honda Auto Receivables Owner Trust Series 2010-1, Class A4 1.98%, 5/23/16	225	229
Hyundai Auto Receivables Trust Seires 2011-A, Class A4 1.78%, 12/15/15	830	847
Hyundai Auto Receivables Trust Series 2011-B, Class A4 1.65%, 2/15/17	625	635
Porsche Financial Class 2011-1, Class A4 1.19%, 12/17/18 (1)	995	1,000
USAA Auto Owner Trust Series 2010-1, Class A4 2.14%, 9/15/15	370	377
		19,325
Credit Card 0.4%		
Bank of America Credit Card Trust Series 2007-A1, Class A1 5.17%, 6/15/19	400	468

Commercial Mortgage Backed Securities 3.5%

Banc of America Commercial Mortgage Series 2005-1, Class A5, VR 5.163%, 11/10/42	545	598
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	488	493
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2 4.83%, 8/15/38	350	356
Bear Stearns Commercial Mortgage Securities Series 2004-PWR6, Class A4 4.521%, 11/11/41	1,100	1,102
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	225	244
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A-4A 4.871%, 9/11/42	3,600	3,951
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/11/42	441	453
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, VR 5.72%, 9/11/38	903	1,023
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	450	499
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class AAB 5.746%, 9/11/42	1,285	1,396
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4, VR 5.368%, 4/15/40	1,815	1,959
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	1,000	1,084

Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, VR 6.006%, 12/10/49	725	740
Commercial Mortgage PTC Series 2007-C9, Class A4, VR 5.814%, 12/10/49	500	549
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	400	424
Deutsche Bank/UBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44	2,570	2,687
GE Capital Commercial Mortgage Series 2005-C1, Class A5, VR 4.772%, 6/10/48	2,845	3,032
Goldman Sachs Mortgage Securities II Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	2,000	2,158
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444%, 3/10/39	1,200	1,271
Greenwich Capital Commercial Funding Series 2007-GG9, Class AAB 5.441%, 3/10/39	300	320
JPMorgan Chase Commercial Mortgage Securities Series 2004-C1, Class A3 4.719%, 1/15/38	1,955	2,050
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	262	271
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	475	519
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	500	530
JPMorgan Chase Commercial Mortgage Securities Series 2007-C1, Class A4 5.716%, 2/15/51	555	596

LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	875	972
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3 5.43%, 2/15/40	1,565	1,652
Morgan Stanley Capital I Series 2007-IQ14, Class A4, VR 5.692%, 4/15/49	500	529
Morgan Stanley Capital I Series 2007-IQ15, Class A4, VR 5.884%, 6/11/49	975	1,063
Morgan Stanley Capital I Series 2007-T27, Class A4, VR 5.641%, 6/11/42	4,000	4,578
Morgan Stanley Capital I Series 2008-T29, Class A3, VR 6.279%, 1/11/43	1,310	1,420
Morgan Stanley Capital I Series 2008-T29, Class A4, VR 6.279%, 1/11/43	2,136	2,399
Morgan Stanley Capital I Series 2011-C2, Class A1 1.48%, 6/15/44 (1)	941	935
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2 5.98%, 1/15/39	158	160
		42,013
Total Non-U.S. Government Mortgage-Backed Securities (Cost $39,998)		42,179

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 34.7%

U.S. Government Agency Obligations 34.1% (3)

Federal Home Loan Mortgage		
4.00%, 8/1/25 - 4/1/41	19,310	20,065
4.50%, 5/1/19 - 9/1/40	4,155	4,391

5.00%, 10/1/18 - 8/1/40	10,455	11,234
5.50%, 3/1/18 - 12/1/39	7,827	8,477
6.00%, 12/1/13 - 8/1/38	2,557	2,802
6.50%, 4/1/16 - 1/1/36	769	861
7.00%, 11/1/30 - 6/1/32	8	9
7.50%, 4/1/15	1	1
Federal Home Loan Mortgage, ARM		
2.476%, 7/1/35	176	185
2.508%, 2/1/35	290	307
5.133%, 2/1/37	197	205
5.369%, 4/1/37	515	537
5.932%, 12/1/36	410	446
6.051%, 11/1/36	196	213
Federal Home Loan Mortgage, CMO, VR		
0.693%, 5/15/36	672	675
0.743%, 8/15/41	4,992	5,019
Federal Home Loan Mortgage, TBA		
4.00%, 1/1/41	10,291	10,674
4.50%, 1/1/35	13,588	14,323
Federal National Mortgage Assn.		
3.50%, 9/1/25 - 10/1/41	17,116	17,734
4.00%, 12/1/20 - 7/1/41	38,324	40,073
4.50%, 4/1/19 - 7/1/41	40,026	42,496
5.00%, 10/1/18 - 7/1/41	70,535	76,049
5.50%, 1/1/17 - 7/1/41	48,441	52,807
6.00%, 5/1/21 - 4/1/39	35,249	38,946
6.50%, 4/1/15 - 9/1/38	3,798	4,217
7.00%, 10/1/15 - 11/1/36	168	192
7.50%, 10/1/25 - 5/1/31	27	31

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 31.3%

U.S. Government Agency Obligations 6.2% (7)

Federal Home Loan Bank, 1.625%, 3/20/13	2,500	2,545
Federal Home Loan Bank, 5.125%, 8/14/13	115	125
Federal Home Loan Bank, 5.25%, 6/18/14	2,000	2,244
Federal Home Loan Bank, 5.375%, 5/18/16	4,800	5,707
Federal Home Loan Mortgage, 1.625%, 4/15/13	1,575	1,605
Federal Home Loan Mortgage, 2.50%, 5/27/16	17,500	18,541
Federal Home Loan Mortgage, 4.50%, 7/15/13	500	535
Federal Home Loan Mortgage, 4.50%, 1/15/14	1,250	1,360
Federal National Mortgage Assn., 1.125%, 6/27/14	20,000	20,290
Federal National Mortgage Assn., 1.50%, 6/26/13	8,300	8,456
Federal National Mortgage Assn., 2.375%, 4/11/16	7,600	8,016
Federal National Mortgage Assn., 2.75%, 2/5/14	2,000	2,102
Federal National Mortgage Assn., 4.125%, 4/15/14	400	435
Federal National Mortgage Assn., 6.25%, 5/15/29	342	471
Federal National Mortgage Assn., 6.625%, 11/15/30	500	721
Private Export Funding, 3.55%, 4/15/13	550	575
Tennessee Valley Authority, 4.75%, 8/1/13	200	215
		73,943

U.S. Treasury Obligations 25.1%

U.S. Treasury Bonds, 3.50%, 2/15/39	17,450	18,636
U.S. Treasury Bonds, 3.875%, 8/15/40	3,525	4,016
U.S. Treasury Bonds, 4.25%, 5/15/39	2,550	3,087
U.S. Treasury Bonds, 4.375%, 5/15/41	13,500	16,734
U.S. Treasury Bonds, 4.50%, 2/15/36	9,410	11,773
U.S. Treasury Bonds, 4.625%, 2/15/40	1,695	2,178
U.S. Treasury Bonds, 4.75%, 2/15/41	1,100	1,444

U.S. Treasury Bonds, 5.25%, 2/15/29	2,214	2,947
U.S. Treasury Bonds, 5.375%, 2/15/31	7,000	9,583
U.S. Treasury Bonds, 5.50%, 8/15/28	146	199
U.S. Treasury Bonds, 6.125%, 11/15/27	543	782
U.S. Treasury Bonds, 6.25%, 5/15/30	163	243
U.S. Treasury Bonds, 6.50%, 11/15/26	100	147
U.S. Treasury Bonds, 7.25%, 5/15/16	505	650
U.S. Treasury Bonds, 7.25%, 8/15/22	235	348
U.S. Treasury Bonds, 7.50%, 11/15/16	450	594
U.S. Treasury Bonds, 8.125%, 8/15/19	590	869
U.S. Treasury Bonds, 8.50%, 2/15/20	12	18
U.S. Treasury Bonds, 8.75%, 5/15/17	275	388
U.S. Treasury Bonds, 9.25%, 2/15/16	20	27
U.S. Treasury Bonds, 9.875%, 11/15/15	180	246
U.S. Treasury Notes, 0.50%, 5/31/13	33,000	33,139
U.S. Treasury Notes, 1.00%, 9/30/16	7,000	7,008
U.S. Treasury Notes, 1.50%, 12/31/13	10,415	10,685
U.S. Treasury Notes, 1.75%, 5/31/16	53,150	55,293
U.S. Treasury Notes, 1.875%, 4/30/14	8,255	8,571
U.S. Treasury Notes, 2.00%, 11/30/13	2,995	3,101
U.S. Treasury Notes, 2.125%, 11/30/14	11,830	12,440
U.S. Treasury Notes, 2.125%, 5/31/15	5,100	5,385
U.S. Treasury Notes, 2.125%, 2/29/16	9,800	10,367
U.S. Treasury Notes, 2.125%, 8/15/21	11,015	11,008
U.S. Treasury Notes, 2.50%, 3/31/15	7,165	7,650
U.S. Treasury Notes, 2.625%, 12/31/14	1,100	1,175
U.S. Treasury Notes, 2.625%, 4/30/16	4,385	4,732
U.S. Treasury Notes, 2.75%, 10/31/13	3,700	3,884
U.S. Treasury Notes, 3.125%, 4/30/13	275	287

Government Sponsored 0.0%		
Eksportfinans, 5.00%, 2/14/12	250	253
		253
Local Authorities 0.8%		
Hydro-Quebec, 2.00%, 6/30/16	1,200	1,223
Hydro-Quebec, 7.50%, 4/1/16 (2)	100	125
Hydro-Quebec, 8.00%, 2/1/13	11	12
Province of British Columbia, 2.85%, 6/15/15	500	533
Province of Manitoba, 2.125%, 4/22/13	550	562
Province of New Brunswick, 2.75%, 6/15/18	1,000	1,031
Province of New Brunswick, 5.20%, 2/21/17	400	469
Province of Newfoundland, 7.32%, 10/13/23	4	6
Province of Newfoundland, 8.65%, 10/22/22	4	6
Province of Nova Scotia, 5.75%, 2/27/12	354	360
Province of Ontario, 1.60%, 9/21/16 (2)	1,400	1,404
Province of Ontario, 2.30%, 5/10/16	1,500	1,548
Province of Ontario, 2.625%, 1/20/12 (2)	300	301
Province of Quebec, 2.75%, 8/25/21	1,350	1,333
Province of Quebec, 4.625%, 5/14/18 (2)	140	159
Province of Quebec, 7.50%, 9/15/29	104	157
		9,229
Owned No Guarantee 0.7%		
Abu Dhabi National Energy, 5.62%, 10/25/12 (1)	225	233
Centrais Electricas Brasileiras, 5.75%, 10/27/21 (1)	1,250	1,306
Codelco, 3.75%, 11/4/20 (1)(2)	285	288
IPIC GMTN, 3.75%, 3/1/17 (1)	1,400	1,402
Mubadala Development, 5.75%, 5/6/14 (1)	250	271
Petrobras International Finance, 5.875%, 3/1/18	1,850	1,998

Petroleos Mexicanos, 4.875%, 3/15/15	400	430
Petroleos Mexicanos, 6.00%, 3/5/20	1,350	1,505
Swedish Export Credit, 1.75%, 10/20/15	500	508
Swedish Export Credit, 5.125%, 3/1/17	200	234
		8,175
Sovereign 0.6%		
Bank of England, 2.375%, 3/19/12 (1)	600	603
Government of Bermuda, 5.603%, 7/20/20 (1)	300	331
Republic of Brazil, 5.625%, 1/7/41	150	171
Republic of Brazil, 5.875%, 1/15/19	2,100	2,475
Republic of Brazil, 6.00%, 1/17/17 (2)	100	117
Republic of Chile, 5.50%, 1/15/13	80	84
Republic of Italy, 3.125%, 1/26/15	525	492
Republic of Italy, 4.50%, 1/21/15	200	197
Republic of South Africa, 5.50%, 3/9/20	300	335
Republic of South Africa, 6.50%, 6/2/14	100	111
United Mexican States, 5.95%, 3/19/19	1,500	1,759
United Mexican States, 6.375%, 1/16/13	100	106
United Mexican States, 7.50%, 1/14/12	100	101
United Mexican States, 8.00%, 9/24/22	300	416
United Mexican States, 11.375%, 9/15/16	100	142
		7,440
Supranational 0.7%		
Asian Development Bank, 2.625%, 2/9/15	1,000	1,060
European Investment Bank, 2.875%, 3/15/13 (2)	250	257
European Investment Bank, 3.125%, 6/4/14	550	583
European Investment Bank, 4.625%, 5/15/14 (2)	1,050	1,152
European Investment Bank, 5.125%, 9/13/16 (2)	400	471

Utah Transit Auth., Build America, 5.937%, 6/15/39	2,000	2,469
		3,156
Virginia 0.1%		
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	600	705
Virginia Transportation Board, Build America, 5.35%, 5/15/35	480	543
		1,248
Total Municipal Securities (Cost $15,703)		18,150
SHORT-TERM INVESTMENTS 6.0%		
Money Market Funds 6.0%		
T. Rowe Price Reserve Investment Fund, 0.10% (5)(6)	71,222	71,222
Total Short-Term Investments (Cost $71,222)		71,222
SECURITIES LENDING COLLATERAL 2.5%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 2.5%		
T. Rowe Price Reserve Investment Fund, 0.10%, (5)(6)	29,980	29,980
Total Investments through Securities Lending Program with State Street Bank and Trust Company		29,980
Total Securities Lending Collateral (Cost $29,980)		29,980
Total Investments in Securities		
107.8% of Net Assets (Cost $1,233,308)		**$ 1,282,540**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $39,178 and represents 3.3% of net assets.

(2) All or a portion of this security is on loan at October 31, 2011. See Note 3.

(3) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/11	10/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 24,872	$ 20,218
Net realized gain	7,066	2,885
Change in net unrealized gain	13,334	17,394
Increase in net assets from operations	45,272	40,497
Distributions to shareholders		
Net investment income	(26,706)	(20,804)
Net realized gain	(109)	–
Decrease in net assets from distributions	(26,815)	(20,804)
Capital share transactions*		
Shares sold	804,693	270,633
Distributions reinvested	24,188	19,197
Shares redeemed	(272,731)	(145,186)
Redemption fees received	43	49
Increase in net assets from capital share transactions	556,193	144,693
Net Assets		
Increase during period	574,650	164,386
Beginning of period	614,817	450,431
End of period	**$ 1,189,467**	**$ 614,817**
Undistributed (overdistributed) net investment income	–	(170)
*Share information		
Shares sold	71,221	24,372
Distributions reinvested	2,140	1,723
Shares redeemed	(24,194)	(13,064)
Increase in shares outstanding	49,167	13,031

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (the fund), formerly the T. Rowe Price U.S. Bond Index Fund, is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 30, 2000. Effective May 6, 2011, the fund’s investment objective was modified to reflect a more active management style; the fund seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended October 31, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the year ended October 31, 2011, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On October 31, 2011, the value of cash collateral investments was $29,980,000, and the value of loaned securities was $29,317,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $239,598,000 and $29,160,000, respectively, for the year ended October 31, 2011. Purchases and sales of U.S. government securities aggregated $1,214,935,000 and $877,684,000, respectively, for the year ended October 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2011 and October 31, 2010 were characterized for tax purposes as follows:

At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.30% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At October 31, 2011, approximately 3% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 818,219 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. Price Associates has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2011, the fund incurred $3,000 in interest expense related to outstanding borrowings on three days in the average amount of $28,400,000 and at an average annual rate of 1.11%. At October 31, 2011, there were no borrowings outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Bond Enhanced Index Fund, Inc., (hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $707,000 from short-term capital gains

• $864,000 from long-term capital gains, which was subject to the 15% rate gains category.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2000	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2001	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2000	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[40]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Bond Enhanced
Index Fund	Principal Occupation(s)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Chief Investment Officer,
Maryland State Retirement Agency pension
fund (to 2006)

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Zhen Xia (1987)	Assistant Vice President, T. Rowe Price; for-
Vice President	merly student, Princeton University (to 2008);
Marketing and Strategy Intern, IBM (2007);
Intern, Naval Research Laboratory (2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011